Pending Acquisition of Joh. Clouth GmbH & Co. KG and affiliated companies (“Clouth”) June 17, 2021 Exhibit 99.2

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about the financial and operating performance of Clouth, the benefits of the proposed acquisition of Clouth (the “Acquisition”), the probable timing of the completion of the Acquisition, and the expected future business and financial performance of Clouth following the transaction. These forward-looking statements represent Kadant’s expectations as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the fiscal year ended January 2, 2021 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to the ability to consummate the Acquisition; Kadant’s ability to successfully integrate Clouth and its operations and employees and realize anticipated benefits from the transaction; unanticipated disruptions to the business, general and regional economic conditions, and the future performance of Clouth; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Acquisition; uncertainties as to the timing of the Acquisition; competitive and/or investor responses to the Acquisition; uncertainty of the expected financial performance of the combined operations following completion of the Acquisition; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from the Acquisition; the impact of the COVID-19 pandemic on our operating and financial results; adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; health epidemics; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; price increases or shortages of raw materials; competition; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; substitution of an alternative index for LIBOR; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. KAI-CLOUTH INVESTOR PRESENTATION–JUNE 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 2

Acquisition Overview • Manufacturer of doctor blades used in creping, scraping, cleaning, and coating applications • Founded in 1874 in Germany, built a global reputation for quality and high-performance blades • Highly-automated manufacturing operations in Germany and Poland with a sales presence throughout Europe, Asia, and North America • Strong market position in packaging, paper, and tissue sectors complemented by a notable presence in metal, synthetic fiber, and food sectors • Revenue was approximately 41 million Euros in 2020 with 92% attributed to parts and consumables • Purchase price is approximately 78 million Euros in cash • Purchase agreement signed, expected closing in July 2021 KAI-CLOUTH INVESTOR PRESENTATION–JUNE 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 3

Acquisition Rationale • Nearly doubles our global market position in doctor blades • Significantly leverages our position in the fast-growing ceramic tissue blade market with the acquisition of the #2 global player • Increases our aftermarket revenue in one of our most stable product lines with profitable market share growth potential • Well-established brand in our core and adjacent markets • Geographically complementary across regions • Aftermarket profile consistent with our business model KAI-CLOUTH INVESTOR PRESENTATION–JUNE 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 4

2020 Clouth Revenue Sources KAI-CLOUTH INVESTOR PRESENTATION–JUNE 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 5 REGIONPRODUCT MIX Geographic revenue is attributed to countries based on customer location (company estimate).

2020 Doctor Revenue by Region KAI-CLOUTH INVESTOR PRESENTATION–JUNE 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 6 KADANTCLOUTH Geographic revenue is attributed to countries based on customer location (company estimate). Kadant revenue includes doctor blades, doctor systems, and related components only.

Kadant and Clouth Together • Complementary geographic coverage provides minimal overlap and unparalleled global footprint • Significantly advances our ability to supply the fast-growing ceramic creping blade market used in tissue production • Combination of two global R&D leaders in scraping, cleaning, and ceramic blade development • Scale opportunities in procurement, manufacturing, and automation KAI-CLOUTH INVESTOR PRESENTATION–JUNE 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 7

Integration • Use multi-brand strategy retaining the strength of the Clouth brand • Specialized manufacturing operations will continue as part of our decentralized operating structure • Anticipate sharing of best practices, competitive collaboration • Clouth will become part of our Flow Control reporting segment KAI-CLOUTH INVESTOR PRESENTATION–JUNE 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 8

Questions & Answers To ask a question, please call 888-326-8410 within the U.S. or +1 704-385-4884 outside the U.S. and reference 414 4889. Please mute the audio on your computer. KAI-CLOUTH INVESTOR PRESENTATION–JUNE 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 9

INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com June 17, 2021